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                                                                                                                        EXHIBIT 99.1

                       Bay View Securitization Corporation
                      For Remittance Date: January 31, 1997

A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                        Number of
                                                               A-1                 A-2                 Total            Accounts
                                                        ------------------- ------------------- --------------------- --------------
    (A)  Original Principal Balance                         200,979,000.00       52,245,989.00        253,224,989.00         21,106
                                                        ------------------- ------------------- --------------------- --------------

                                                        ------------------- ------------------- --------------------- --------------

    (B)  Beginning Balance                                  200,979,000.00       52,245,989.00        253,224,989.00         21,106
                                                        ------------------- ------------------- --------------------- --------------

                                                        ------------------- ------------------- --------------------- --------------

    (C)  Collections (Regular Payments)                       5,932,048.59                   -          5,932,048.59              0
                                                        ------------------- ------------------- --------------------- --------------

                                                        ------------------- ------------------- --------------------- --------------

    (D)  Collections (Payoffs)                                5,769,585.02                   -          5,769,585.02            485
                                                        ------------------- ------------------- --------------------- --------------

                                                        ------------------- ------------------- --------------------- --------------

    (E)  Withdrawal from Payahead (Principal)                            -                   -                     -              0
                                                        ------------------- ------------------- --------------------- --------------

                                                        ------------------- ------------------- --------------------- --------------

    (F)  Gross Charge Offs                                               -                   -                     -              0
                                                        ------------------- ------------------- --------------------- --------------

                                                        ------------------- ------------------- --------------------- --------------

    (G)  Repurchases                                                     -           10,043.34             10,043.34              1
                                                        ------------------- ------------------- --------------------- --------------

                                                        ------------------- ------------------- --------------------- --------------

    (H)  Ending Balance                                     189,277,366.39       52,235,945.66        241,513,312.05         20,620
                                                        ------------------- ------------------- --------------------- --------------


    Notional Principal Balance
                                                                                                ---------------------
    (I)  Beginning                                                                                    175,746,647.00
                                                                                                ---------------------
                                                                                                ---------------------
    (J)  Ending                                                                                       165,280,085.00
                                                                                                ---------------------

                                                        ------------------- ------------------- ---------------------
    (K)  Certificate Factor                                    94.1776834%         99.9807768%           95.3749916%
                                                        ------------------- ------------------- ---------------------


B.  CASH FLOW RECONCILIATION
                                                                                                       Total
                                                                                                ---------------------
    (A)  Cash Wired                                                                                    12,455,388.19
                                                                                                ---------------------
                                                                                                ---------------------
    (B)  Interest Wired                                                                                     5,793.43
                                                                                                ---------------------
                                                                                                ---------------------
    (C)  Withdrawal from Payahead Account                                                                          -
                                                                                                ---------------------
                                                                                                ---------------------
    (D)  Advances                                                                                          63,562.49
                                                                                                ---------------------
                                                                                                ---------------------
    (E)  Repurchases                                                                                       10,043.34
                                                                                                ---------------------
                                                                                                ---------------------
    (F)  Gross Charge Off Recoveries                                                                               -
                                                                                                ---------------------
                                                                                                ---------------------
    (G)  Gross Charge Off Advances                                                                                 -
                                                                                                ---------------------
                                                                                                ---------------------
    (H)  Spread Account Withdrawal                                                                                 -
                                                                                                ---------------------
                                                                                                ---------------------
    (I)  "A" Surety Bond Draw for "I" Interest                                                                     -
                                                                                                ---------------------
                                                                                                ---------------------
    (J)  "A" Surety Bond Draw for  "A-1" Principal or                                                              -
         Interest
                                                                                                ---------------------
                                                                                                ---------------------
    (K)  "A" Surety Bond Draw for "A-2" Principal or                                                               -
         Interest
                                                                                                ---------------------

                                                                                                ---------------------
             TOTAL COLLECTIONS                                                                         12,534,787.45
                                                                                                ---------------------


C.  TRUSTEE DISTRIBUTION
                                                                                                       Total
                                                                                                ---------------------
    (A)  Total Cash Flow                                                                               12,534,787.45
                                                                                                ---------------------
                                                                                                ---------------------
    (B)  Unrecovered Interest Advances
                                                                                                ---------------------
                                                                                                ---------------------
    (C)  Servicing Fee                                                                                     14,068.05
                                                                                                ---------------------
                                                                                                ---------------------
    (D)  Interest to "A-1" Certificate Holders, including Overdue                                          70,231.00
                                                                                                ---------------------
                                                                                                ---------------------
    (E)  Interest to "A-2" Certificate Holders, including Overdue                                          19,127.84
                                                                                                ---------------------
                                                                                                ---------------------
    (F)  Interest to "I" Certificate Holders,                                                              30,755.66
         including Overdue
                                                                                                ---------------------
                                                                                                ---------------------
    (G)  Principal to "A-1" Certificate Holders, including Overdue                                     11,701,633.61
                                                                                                ---------------------
    (H)  Principal to "A-2" Certificate Holders, including Overdue                                                 -
                                                                                                ---------------------
                                                                                                ---------------------
    (I)  Reinsurance Fee                                                                                           -
                                                                                                ---------------------
                                                                                                ---------------------
    (J)  Surety Bond Fee                                                                                    3,167.42
                                                                                                ---------------------
                                                                            -------------------
    (K)        First Loss Protection                                                  2,110.00
                                                                            -------------------
                                                                            -------------------
    (L)        Surety Bond Premium                                                    1,057.42
                                                                            -------------------
                                                                                                ---------------------
    (M)  Interest Advance Recovery Payments                                                                        -
                                                                                                ---------------------
                                                                                                ---------------------
    (N)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-1"                                               -
         Interest
                                                                                                ---------------------
                                                                                                ---------------------
    (O)  Unreimbursed Draws on Class "A" Surety Bond for Class "A-2"                                               -
         Interest
                                                                                                ---------------------
                                                                                                ---------------------
    (P)  Unreimbursed Draws on Class "A" Surety Bond for Class "I"                                                 -
         Interest
                                                                                                ---------------------
                                                                                                ---------------------
    (Q)  Deposit to Payahead                                                                              622,489.74
                                                                                                ---------------------
                                                                                                ---------------------
    (R)  Bank Account Interest to Servicer                                                                  5,793.43
                                                                                                ---------------------
                                                                                                ---------------------
    (S)  Excess Yield                                                                                      67,520.70
                                                                                                ---------------------

                                                                                                ---------------------
            BALANCE                                                                                             0.00
                                                                                                ---------------------
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                        Bay View Securitization Corporation
                       For Remittance Date:  January 31, 1997

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                              Spread Account        Surety Bond
                                                                            ------------------- ---------------------
    (A)  Beginning Balance                                                                   -                     -
                                                                            ------------------- ---------------------
                                                                            ------------------- ---------------------
    (B)  Additions to Spread Account                                                 67,520.70                     -
                                                                            ------------------- ---------------------
                                                                            ------------------- ---------------------
    (C)  Interest Earned                                                                     -                     -
                                                                            ------------------- ---------------------
                                                                            ------------------- ---------------------
    (D)  Draws                                                                               -                     -
                                                                            ------------------- ---------------------
                                                                            ------------------- ---------------------
    (E)  Reimbursement for Prior Draws                                                       -                     -
                                                                            ------------------- ---------------------
                                                                            ------------------- ---------------------
    (F)  Distribution of Funds to Servicer                                                   -                     -
                                                                            ------------------- ---------------------
                                                                            ------------------- ---------------------
    (G)  Ending Balance                                                              67,520.70                     -
                                                                            ------------------- ---------------------

                                                                            ------------------- ---------------------
    (H)  Required Balance                                                         3,162,312.36                     -
                                                                            ------------------- ---------------------
                                                                            -------------------
    (I)  Distribution to "IC" Class                                                          -
                                                                            -------------------

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E.  CURRENT RECEIVABLES DELINQUENCY
                 #Payment Delinquency                         Number             Balance
                 --------------------                         ------             -------
                                                        ------------------- -------------------
    (A)  31-60                                                           1           16,879.73
                                                        ------------------- -------------------
                                                        ------------------- -------------------
    (B)  61-90                                                           0                0.00
                                                        ------------------- -------------------
                                                        ------------------- -------------------
    (C)  91+                                                             0                0.00
                                                        ------------------- -------------------
                                                        ------------------- -------------------
    (D)  Total                                                           1           16,879.73
                                                        ------------------- -------------------
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F.  EXCESS YIELD
                                                           Excess Yield            Pool                Excess
                        Month                                Balance             Balance              Yield %
                        -----                                -------             -------              -------
                                                        ------------------- ------------------- ---------------------
    (A)  Current                                                 67,520.70      241,513,312.10               0.0280%
                                                        ------------------- ------------------- ---------------------
                                                        ------------------- ------------------- ---------------------
    (B)  1st Previous                                                 0.00                0.00               #DIV/01
                                                        ------------------- ------------------- ---------------------
                                                        ------------------- ------------------- ---------------------
    (C)  2nd Previous                                                 0.00                0.00               #DIV/01
                                                        ------------------- ------------------- ---------------------
                                                        ------------------- ------------------- ---------------------
    (D)  3rd Previous                                                 0.00                0.00               #DIV/01
                                                        ------------------- ------------------- ---------------------
                                                        ------------------- ------------------- ---------------------
    (E)  4th Previous                                                 0.00                0.00               #DIV/01
                                                        ------------------- ------------------- ---------------------
                                                        ------------------- ------------------- ---------------------
    (F)  5th Previous                                                 0.00                0.00               #DIV/01
                                                        ------------------- ------------------- ---------------------
                                                        ------------------- ------------------- ---------------------
    (G)  Six Month Rolling Excess Yield                               0.00                0.00               #DIV/01
                                                        ------------------- ------------------- ---------------------


G.  DELINQUENCY RATE (30+)
                        Month                             Month Balance        Pool Balance              %
                        -----                             -------------        ------------              -
                                                        ------------------- ------------------- ---------------------
    (A)  Current                                                    16,880         241,513,312               0.0070%
                                                        ------------------- ------------------- ---------------------
                                                        ------------------- ------------------- ---------------------
    (B)  1st Previous                                                    0                   0               #DIV/01
                                                        ------------------- ------------------- ---------------------
                                                        ------------------- ------------------- ---------------------
    (C)  2nd Previous                                                    0                   0               #DIV/01
                                                        ------------------- ------------------- ---------------------
                                                        ------------------- ------------------- ---------------------
    (D)  Three-Month Rolling Average                                     0                   0               #DIV/01
                                                        ------------------- ------------------- ---------------------
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H.  NET LOSS RATE
                                                                               Liquidation            Average           Defaulted
                        Month                                Balance             Proceeds             Balance         (Annualized)
                        -----                                -------             --------             -------         ------------
                                                        ------------------- ------------------- --------------------- --------------

    (A)  Current                                                      0.00                0.00        120,756,656.05        0.0000%
                                                        ------------------- ------------------- --------------------- --------------

                                                        ------------------- ------------------- --------------------- --------------

    (B)  1st Previous                                                 0.00                0.00                  0.00        #DIV/01
                                                        ------------------- ------------------- --------------------- --------------

                                                        ------------------- ------------------- --------------------- --------------

    (C)  2nd Previous                                                 0.00                0.00                  0.00        #DIV/01
                                                        ------------------- ------------------- --------------------- --------------

                                                        ------------------- ------------------- --------------------- --------------

    (D)  Three-Month Rolling Average Net Default Rate                 0.00                0.00                  0.00        0.0000%
                                                        ------------------- ------------------- --------------------- --------------

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I.  CHARGE-OFF / RECOVERIES
                                                              Number             Balance
                                                        ------------------- -------------------
    (A)  Collection Period Charge-Off Receivables                        0                0.00
                                                        ------------------- -------------------
                                                        ------------------- -------------------
    (B)  Gross Charge Offs Cumulative Receivables                        0                0.00
                                                        ------------------- -------------------
                                                        ------------------- -------------------
    (C)  Collection Period Recoveries on Charge-Offs                     0                0.00
                                                        ------------------- -------------------
                                                        ------------------- -------------------
    (D)  Recoveries on Charge-Offs To-Date                               0                0.00
                                                        ------------------- -------------------
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                       Bay View Securitization Corporation
                      For Remittance Date: January 31, 1997
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J. REPOSSESSIONS

                                                        ------------------- -------------------
    (A)  Collection Period Repossessions                                21          317,289.03
                                                        ------------------- -------------------
                                                        ------------------- -------------------
    (B)  Aggregate Repossessions                                        21          317,289.03
                                                        ------------------- -------------------
                                                        ------------------- -------------------
    (C)  Unliquidated Repossessions                                     21          317,289.03
                                                        ------------------- -------------------


K.  FORCED PLACE INSURANCE

                                                        ------------------- -------------------
    (A)   FPI Charge-Offs                                                0                0.00
                                                        ------------------- -------------------
                                                        ------------------- -------------------
    (B)   FPI Canceled/Waived/Removed/ Reversed                         87          263,667.22
                                                        ------------------- -------------------


L.  PAYAHEAD RECONCILIATION

                                                        -------------------
    (A)   Beginning Balance                                           0.00
                                                        -------------------
                                                        -------------------
    (B)   Deposit                                               622,489.74
                                                        -------------------
                                                        -------------------
    (C)   Withdrawal                                                  0.00
                                                        -------------------
                                                        -------------------
    (D)   Ending Balance                                        622,489.74
                                                        -------------------

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Approved By:      /s/ Kimberly A. Osborne
                  -----------------------
                  Kimberly A. Osborne
                  Vice President, Controller

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